EX-99.B-77Q1(a)

               WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.

SUB-ITEM 77Q1  Exhibits
(a)

               Articles of Amendment filed by EDGAR on June 30, 2000, as Exhibit EX-99.B(a)asartsup to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (incorporated by reference herein).